UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2016

HOST HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and zip code)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2016, Host Hotels & Resorts, Inc., a Maryland corporation (the “Company”), announced that, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Company, the Board of Directors amended and restated its Bylaws effective November 21, 2016 to add “proxy access,” a means for the Company’s stockholders to include stockholder-nominated director candidates in the Company’s proxy materials for annual meetings of stockholders.

A new Section 14 of Article II of the amended and restated Bylaws now permits a stockholder, or group of no more than 20 stockholders, owning at least 3% or more of the Company’s outstanding common stock continuously for at least 3 years, to include in the Company’s annual meeting proxy materials director nominations for the greater of 2 directors or 20% of the seats on the Board of Directors, provided that the stockholder or group of stockholders and the director nominee(s) satisfy the eligibility, procedural and disclosure requirements in the proxy access bylaw. The amendments to the Bylaws also include certain conforming changes to the current provision governing stockholder director nominations. Proxy access will first be available to stockholders in connection with the Company’s 2017 annual meeting of stockholders.

Stockholders who do not meet the above requirements may always provide written suggestions for director nominees directly to the Nominating and Corporate Governance Committee. The Committee will evaluate director candidates suggested by stockholders in the same manner as those suggested by directors, management and other sources.

Stockholder nominees must be independent and stockholders will not be entitled to utilize the proxy access process for an annual meeting of stockholders if the Company receives notice through its advance notice bylaw provision set forth in Article II, Section 11 of the Bylaws that a stockholder intends to nominate a director at such meeting. An eligible stockholder may also include a written statement of 500 words or less in support of the candidacy of the proposed stockholder nominee(s).

The foregoing summary of the proxy access provision is subject to the requirements set forth in Article II, Section 14 of the Bylaws, and the foregoing description of the Bylaws is qualified in its entirety by reference to a copy of the amended and restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Host Hotels & Resorts, Inc. effective November 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2016	HOST HOTELS & RESORTS, INC.

	By:	/s/ Brian G. Macnamara

	Name:	Brian G. Macnamara
	Title:	Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Host Hotels & Resorts, Inc. effective November 21, 2016.

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